AMERICAN PENSION INVESTORS TRUST

Supplement dated May 30, 2008

to the

Class A Shares Prospectus,

Primary Class Shares Prospectus,

Class D Shares Prospectus (together, the “Prospectuses”) and

Statement of Additional Information (“SAI”)

dated October 1, 2007, as supplemented April 16, 2008 and May 12, 2008

This supplement provides new and additional information that affects information contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

Effective June 1, 2008, American Pension Investors Trust will be referenced as “API Funds.” Accordingly, all references to “American Pension Investors Trust” in each Prospectus and the SAI are now replaced with “API Funds.”

In addition, Primary Class Shares of the Funds have been renamed Class C Shares. Accordingly, all references to “Primary Class Shares” in each Prospectus and the SAI are now replaced with “Class C Shares.”

PLEASE RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SAI FOR FUTURE REFERENCE.